Exhibit 99.1
NEWS RELEASE

As previously announced, TDS will hold a teleconference on November 3, 2023, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.

TDS reports third quarter 2023 results

CHICAGO (November 3, 2023) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,278 million for the third quarter of 2023, versus $1,392 million for the same period one year ago. Net income (loss) attributable to TDS common shareholders and related diluted earnings (loss) per share were $(17) million and $(0.16), respectively, for the third quarter of 2023 compared to $(25) million and $(0.22), respectively, in the same period one year ago.
3Q 2023 Highlights*
UScellular
•Postpaid ARPU grew 2%
•Executing on growth initiatives
◦Fixed Wireless customers grew 57% to 106,000
◦Tower rental revenues grew 8%
•Increased profitability
◦Net income, Adjusted OIBDA and Adjusted EBITDA up significantly
•Growth in cash flows from operating activities and positive free cash flow
TDS Telecom
•Increasing full-year 2023 fiber address goal to 200,000
◦Delivered 61,000 fiber services addresses in Q3; 127,000 year-to-date
•Broadband investments driving positive results
◦Residential broadband connections grew 5%
◦Residential broadband revenues grew 10%
◦Residential revenue per connection grew 3%

* Comparisons are 3Q’22 to 3Q’23 unless otherwise noted

“The TDS Family of Companies continues to invest in its networks to improve its competitive positions,” said LeRoy T. Carlson, Jr., TDS President and CEO. “UScellular is rolling out 5G mid-band spectrum, and TDS Telecom is deploying fiber in attractive markets.”

“At UScellular, while working to improve subscriber results amidst a challenging market, the organization’s financial discipline has enabled the team to deliver a notable increase in profitability. And its growth initiatives – the tower portfolio and fixed wireless services – are both contributing nicely to the gains.

"Due to better-than-expected fiber service address delivery results, TDS Telecom is raising its 2023 fiber service address delivery goal to 200,000. I am pleased that TDS Telecom’s fiber expansion program is driving broadband connection and revenue growth.”

Recent Development: On August 4, 2023, TDS and UScellular announced that the Boards of Directors of both companies decided to initiate a process to explore a range of strategic alternatives for UScellular. The process is still ongoing.

2023 Estimated Results
TDS’ current estimates of full-year 2023 results for UScellular and TDS Telecom are shown below. Such estimates represent management’s view as of November 3, 2023 and should not be assumed to be current as of any future date. TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

The 2023 Estimated Results shown below do not reflect any anticipated costs, expenses or results of the strategic alternatives review referenced above.

2023 Estimated Results

UScellular	Previous	Current
(Dollars in millions)
Service revenues	$3,025-$3,075	Unchanged
Adjusted OIBDA[1]	$750-$850	$770-$830
Adjusted EBITDA[1]	$925-$1,025	$945-$1,005
Capital expenditures	$600-$700	Unchanged

TDS Telecom	Previous	Current
(Dollars in millions)
Total operating revenues	$1,030-$1,060	Unchanged
Adjusted OIBDA[1]	$270-$300	Unchanged
Adjusted EBITDA[1]	$270-$300	Unchanged
Capital expenditures	$475-$525	Approx. $550

The following tables reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2023 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2023 Estimated Results
	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	N/A	N/A
Add back:
Income tax expense	N/A	N/A
Income before income taxes (GAAP)	$75-$135	$40-$70
Add back:
Interest expense	195	—
Depreciation, amortization and accretion expense	655	230
EBITDA (Non-GAAP)[1]	$925-$985	$270-$300
Add back or deduct:
(Gain) loss on asset disposals, net	20	—
Adjusted EBITDA (Non-GAAP)[1]	$945-$1,005	$270-$300
Deduct:
Equity in earnings of unconsolidated entities	160	—
Interest and dividend income	15	—
Adjusted OIBDA (Non-GAAP)[1]	$770-$830	$270-$300

	Actual Results
	Nine Months Ended September 30, 2023		Year Ended December 31, 2022
	UScellular	TDS Telecom	UScellular	TDS Telecom
(Dollars in millions)
Net income (GAAP)	$43	$19	$35	$53
Add back:
Income tax expense	56	6	37	23
Income before income taxes (GAAP)	$99	$25	$72	$76
Add back:
Interest expense	147	(6)	163	(7)
Depreciation, amortization and accretion expense	490	180	700	215
EBITDA (Non-GAAP)[1]	$736	$199	$935	$284
Add back or deduct:
Expenses related to strategic alternatives review	3	—	—	—
Loss on impairment of licenses	—	—	3	—
(Gain) loss on asset disposals, net	14	8	19	7
(Gain) loss on sale of business and other exit costs, net	—	—	(1)	—
Adjusted EBITDA (Non-GAAP)[1]	$753	$207	$956	$291
Deduct:
Equity in earnings of unconsolidated entities	121	—	158	—
Interest and dividend income	8	3	8	2
Other, net	—	1	—	1
Adjusted OIBDA (Non-GAAP)[1]	$624	$203	$790	$288
Numbers may not foot due to rounding.
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. TDS does not intend to imply that any such items set forth in the reconciliation above are infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, nonrecurring expenses, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, gains and losses, and expenses related to the strategic alternatives review of UScellular while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for September 30, 2023, can be found on TDS' website at investors.tdsinc.com.

Conference Call Information
TDS will hold a conference call on November 3, 2023 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.tdsinc.com or at
https://events.q4inc.com/attendee/870810761
▪Access the call by phone at (888)330-2384, conference ID: 1328528.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; broadband, video and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, UScellular, TDS Telecom, and OneNeck IT Solutions. Founded in 1969 and headquartered in Chicago, TDS employed approximately 9,100 associates as of September 30, 2023.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
Colleen Thompson, Vice President - Corporate Relations
colleen.thompson@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: whether any strategic alternatives for UScellular will be successfully identified or completed; whether any such strategic alternative will result in additional value for TDS or its shareholders and whether the process will have an adverse impact on TDS’ businesses; intense competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms and changes in roaming practices; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; the ability to attract people of outstanding talent throughout all levels of the organization; TDS' smaller scale relative to larger competitors; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of TDS’ businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties with which TDS does business; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and UScellular indebtedness or comply with the terms of debt covenants; the effect on TDS' business if the collateral securing its secured term loan is foreclosed upon; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; control by the TDS Voting Trust; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; and the impact, duration and severity of public health emergencies. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of TDS’ Form 10-K, as updated by any TDS Form 10-Q filed subsequent to such Form 10-K.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
UScellular: www.uscellular.com
TDS Telecom: www.tdstelecom.com
OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Retail Connections
Postpaid
Total at end of period	4,159,000	4,194,000	4,223,000	4,247,000	4,264,000
Gross additions	128,000	125,000	137,000	154,000	151,000
Handsets	84,000	83,000	93,000	105,000	107,000
Connected devices	44,000	42,000	44,000	49,000	44,000
Net additions (losses)	(35,000)	(28,000)	(24,000)	(17,000)	(31,000)
Handsets	(38,000)	(29,000)	(25,000)	(20,000)	(22,000)
Connected devices	3,000	1,000	1,000	3,000	(9,000)
ARPU[1]	$51.11	$50.64	$50.66	$50.60	$50.21
ARPA[2]	$130.91	$130.19	$130.77	$130.97	$130.27
Handset upgrade rate[3]	4.5%	4.8%	4.9%	7.0%	8.1%
Churn rate[4]	1.30%	1.21%	1.27%	1.35%	1.42%
Handsets	1.11%	1.01%	1.06%	1.12%	1.15%
Connected devices	2.64%	2.65%	2.78%	2.99%	3.40%
Prepaid
Total at end of period	462,000	462,000	470,000	493,000	493,000
Gross additions	52,000	50,000	43,000	61,000	62,000
Net additions (losses)	—	(8,000)	(23,000)	—	2,000
ARPU[1]	$33.44	$33.86	$33.19	$33.34	$35.04
Churn rate[4]	3.68%	4.18%	4.63%	4.11%	4.07%
Market penetration at end of period
Consolidated operating population	32,350,000	32,350,000	32,350,000	32,370,000	32,370,000
Consolidated operating penetration[5]	15%	15%	15%	15%	15%
Capital expenditures (millions)	$111	$143	$208	$176	$136
Total cell sites in service	6,973	6,952	6,950	6,945	6,933
Owned towers	4,356	4,341	4,338	4,336	4,329

1Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
2Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
3Handset upgrade rate calculated as total handset upgrade transactions divided by average postpaid handset connections.
4Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Residential connections
Broadband
Wireline, Incumbent	248,800	249,200	247,900	249,100	252,600
Wireline, Expansion	79,400	70,200	62,800	56,100	49,400
Cable	204,400	204,200	204,700	204,800	204,500
Total Broadband	532,600	523,600	515,400	510,000	506,500
Video	132,400	132,300	132,600	135,300	136,600
Voice	284,000	288,200	289,200	291,600	295,500
Total Residential connections	949,000	944,100	937,200	936,900	938,600
Commercial connections	217,400	223,300	229,800	236,000	242,800
Total connections	1,166,400	1,167,400	1,167,000	1,173,000	1,181,400

Residential revenue per connection[1]	$62.15	$61.97	$60.24	$59.91	$60.32

Capital expenditures (millions)	$172	$132	$130	$165	$166
Numbers may not foot due to rounding.
1Total residential revenue per connection is calculated by dividing total residential revenue by the average number of residential connections and by the number of months in the period.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	2023 vs. 2022	2023	2022	2023 vs. 2022
(Dollars and shares in millions, except per share amounts)
Operating revenues
UScellular	$963	$1,083	(11)%	$2,906	$3,120	(7)%
TDS Telecom	256	256	—	767	763	—
All Other[1]	59	53	10%	175	173	2%
	1,278	1,392	(8)%	3,848	4,056	(5)%
Operating expenses
UScellular
Expenses excluding depreciation, amortization and accretion	746	920	(19)%	2,285	2,493	(8)%
Depreciation, amortization and accretion	159	177	(10)%	490	520	(6)%
Loss on impairment of licenses	—	—	—	—	3	N/M
(Gain) loss on asset disposals, net	1	1	(33)%	14	9	62%
(Gain) loss on sale of business and other exit costs, net	—	—	85%	—	(1)	N/M
	906	1,098	(17)%	2,789	3,024	(8)%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	189	190	(1)%	563	539	4%
Depreciation, amortization and accretion	61	53	16%	180	158	14%
(Gain) loss on asset disposals, net	6	3	87%	8	4	100%
	256	246	4%	752	702	7%
All Other[1]
Expenses excluding depreciation and amortization	64	55	16%	187	171	9%
Depreciation and amortization	5	4	3%	11	13	—
(Gain) loss on asset disposals, net	(1)	—	(60)%	—	—	(79)%
	68	59	15%	197	183	9%
Total operating expenses	1,230	1,403	(12)%	3,738	3,909	(4)%
Operating income (loss)
UScellular	57	(15)	N/M	117	96	22%
TDS Telecom	—	10	(98)%	15	61	(76)%
All Other[1]	(9)	(6)	(52)%	(22)	(10)	N/M
	48	(11)	N/M	110	147	(26)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	40	40	(1)%	122	123	(1)%
Interest and dividend income	5	4	50%	16	10	57%
Interest expense	(62)	(46)	(35)%	(178)	(118)	(49)%
Other, net	—	—	23%	1	1	25%
Total investment and other income (expense)	(17)	(2)	N/M	(39)	16	N/M
Income (loss) before income taxes	31	(13)	N/M	71	163	(57)%
Income tax expense (benefit)	27	(3)	N/M	55	62	(11)%
Net income (loss)	4	(10)	N/M	16	101	(84)%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	4	(2)	N/M	10	14	(29)%
Net income (loss) attributable to TDS shareholders	—	(8)	94%	6	87	(93)%
TDS Preferred Share dividends	17	17	—	52	52	—
Net income (loss) attributable to TDS common shareholders	$(17)	$(25)	30%	$(46)	$35	N/M

Basic weighted average shares outstanding	113	114	(1)%	113	114	(1)%
Basic earnings (loss) per share attributable to TDS common shareholders	$(0.16)	$(0.22)	30%	$(0.41)	$0.31	N/M

Diluted weighted average shares outstanding	113	114	(1)%	113	115	(2)%
Diluted earnings (loss) per share attributable to TDS common shareholders	$(0.16)	$(0.22)	29%	$(0.41)	$0.30	N/M
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.
1Consists of TDS corporate, intercompany eliminations and all other business operations not included in the UScellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)
	Nine Months Ended September 30,
	2023	2022
(Dollars in millions)
Cash flows from operating activities
Net income	$16	$101
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	681	691
Bad debts expense	77	98
Stock-based compensation expense	27	32
Deferred income taxes, net	38	48
Equity in earnings of unconsolidated entities	(122)	(123)
Distributions from unconsolidated entities	97	100
Loss on impairment of licenses	—	3
(Gain) loss on asset disposals, net	22	13
(Gain) loss on sale of business and other exit costs, net	—	(1)
Other operating activities	4	7
Changes in assets and liabilities from operations
Accounts receivable	11	(59)
Equipment installment plans receivable	20	(131)
Inventory	87	(74)
Accounts payable	(36)	16
Customer deposits and deferred revenues	(15)	30
Accrued taxes	72	136
Accrued interest	8	10
Other assets and liabilities	(64)	4
Net cash provided by operating activities	923	901

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(906)	(794)
Cash paid for intangible assets	(24)	(603)
Other investing activities	8	(11)
Net cash used in investing activities	(922)	(1,408)

Cash flows from financing activities
Issuance of long-term debt	781	1,027
Repayment of long-term debt	(664)	(330)
Issuance of short-term debt	—	110
Repayment of short-term debt	(60)	(50)
TDS Common Shares reissued for benefit plans, net of tax payments	(3)	(4)
UScellular Common Shares reissued for benefit plans, net of tax payments	(6)	(5)
Repurchase of TDS Common Shares	(6)	(25)
Repurchase of UScellular Common Shares	—	(28)
Dividends paid to TDS shareholders	(114)	(114)
Distributions to noncontrolling interests	(2)	(3)
Cash paid for software license agreements	(29)	(5)
Other financing activities	(4)	1
Net cash provided by (used in) financing activities	(107)	574

Net increase (decrease) in cash, cash equivalents and restricted cash	(106)	67

Cash, cash equivalents and restricted cash
Beginning of period	399	414
End of period	$293	$481

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	September 30, 2023	December 31, 2022
(Dollars in millions)
Current assets
Cash and cash equivalents	$256	$360
Accounts receivable, net	1,081	1,181
Inventory, net	181	268
Prepaid expenses	99	102
Income taxes receivable	3	59
Other current assets	60	58
Total current assets	1,680	2,028

Assets held for sale	16	26

Licenses	4,700	4,699

Goodwill	547	547

Other intangible assets, net	188	204

Investments in unconsolidated entities	520	495

Property, plant and equipment, net	4,998	4,760

Operating lease right-of-use assets	988	995

Other assets and deferred charges	777	796

Total assets	$14,414	$14,550

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	September 30, 2023	December 31, 2022
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$24	$19
Accounts payable	550	506
Customer deposits and deferred revenues	270	285
Accrued interest	20	12
Accrued taxes	51	46
Accrued compensation	110	144
Short-term operating lease liabilities	147	146
Other current liabilities	155	356
Total current liabilities	1,327	1,514

Deferred liabilities and credits
Deferred income tax liability, net	1,003	969
Long-term operating lease liabilities	896	908
Other deferred liabilities and credits	819	813

Long-term debt, net	3,840	3,731

Noncontrolling interests with redemption features	12	12

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $0.01 per share	1	1
Capital in excess of par value	2,544	2,551
Preferred Shares, par value $0.01 per share	1,074	1,074
Treasury shares, at cost	(465)	(481)
Accumulated other comprehensive income	5	5
Retained earnings	2,567	2,699
Total TDS shareholders' equity	5,726	5,849

Noncontrolling interests	791	754

Total equity	6,517	6,603

Total liabilities and equity	$14,414	$14,550

Balance Sheet Highlights
(Unaudited)

	September 30, 2023
		TDS	TDS Corporate	Intercompany	TDS
	UScellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$153	$59	$115	$(71)	$256

Licenses, goodwill and other intangible assets	$4,690	$739	$6	$—	$5,435
Investment in unconsolidated entities	477	4	47	(8)	520
	$5,167	$743	$53	$(8)	$5,955

Property, plant and equipment, net	$2,593	$2,318	$87	$—	$4,998

Long-term debt, net:
Current portion	$18	$—	$6	$—	$24
Non-current portion	2,903	3	934	—	3,840
	$2,921	$3	$940	$—	$3,864

TDS Telecom Highlights
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	2023 vs. 2022	2023	2022	2023 vs. 2022
(Dollars in millions)
Operating revenues
Residential
Wireline, Incumbent	$89	$89	—	$264	$262	1%
Wireline, Expansion	20	13	56%	52	35	50%
Cable	68	68	—	204	203	1%
Total residential	177	170	4%	521	500	4%
Commercial	38	43	(12)%	118	130	(10)%
Wholesale	42	43	(3)%	127	132	(4)%
Total service revenues	256	256	—	766	763	—
Equipment revenues	—	—	12%	1	1	(9)%
Total operating revenues	256	256	—	767	763	—

Cost of services	107	109	(2)%	319	308	4%
Cost of equipment and products	—	—	(7)%	—	1	(9)%
Selling, general and administrative expenses	82	81	1%	244	231	6%
Depreciation, amortization and accretion	61	53	16%	180	158	14%
(Gain) loss on asset disposals, net	6	3	87%	8	4	100%
Total operating expenses	256	246	4%	752	702	7%

Operating income	$—	$10	(98)%	$15	$61	(76)%
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
TDS - CONSOLIDATED	2023	2022	2023	2022
(Dollars in millions)
Cash flows from operating activities (GAAP)	$408	$167	$923	$901
Cash paid for additions to property, plant and equipment	(278)	(268)	(906)	(794)
Cash paid for software license agreements	(9)	(3)	(29)	(5)
Free cash flow (Non-GAAP)[1]	$121	$(104)	$(12)	$102

	Three Months Ended September 30,		Nine Months Ended September 30,
UScellular	2023	2022	2023	2022
(Dollars in millions)
Cash flows from operating activities (GAAP)	$329	$73	$719	$652
Cash paid for additions to property, plant and equipment	(103)	(121)	(454)	(409)
Cash paid for software license agreements	(9)	(2)	(28)	(5)
Free cash flow (Non-GAAP)[1]	$217	$(50)	$237	$238
1.Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment and Cash paid for software license agreements.
EBITDA, Adjusted EBITDA and Adjusted OIBDA

The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income (loss) and Income (loss) before income taxes.

	Three Months Ended September 30,
UScellular	2023	2022
(Dollars in millions)
Net income (loss) (GAAP)	$23	$(12)
Add back:
Income tax expense (benefit)	27	(3)
Income (loss) before income taxes (GAAP)	50	(15)
Add back:
Interest expense	50	42
Depreciation, amortization and accretion	159	177
EBITDA (Non-GAAP)	259	204
Add back or deduct:
Expenses related to strategic alternatives review	3	—
(Gain) loss on asset disposals, net	1	1
Adjusted EBITDA (Non-GAAP)	263	205
Deduct:
Equity in earnings of unconsolidated entities	40	40
Interest and dividend income	3	2
Adjusted OIBDA (Non-GAAP)	$220	$163